                                                                    Exhibit 10.3

                                    GUARANTY

         GUARANTY dated as of November 7, 2002 by each of the entities signatory hereto or that becomes a party hereto pursuant to Section 15 (collectively, the "Guarantors") in favor of each Lender and the Collateral Agent for the benefit of the Collateral Agent and the Lenders (as each such term is defined in the Credit Agreement referred to below) (each, a "Guarantied Party" and, collectively the "Guarantied Parties"). All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them in the Credit Agreement referred to below.

                              W I T N E S S E T H :

         WHEREAS, pursuant to the Credit Agreement dated as of November 7, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Interep National Radio Sales, Inc. ("Interep" or the "Borrower"), the Guarantors, the lenders party thereto and Guggenheim Investment Management, LLC, as Collateral Agent for such lenders, the Lenders have severally agreed to make extensions of credit to the Borrower in the aggregate principal amount of $10,000,000, upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Guarantors are subsidiaries of the Borrower and will receive substantial direct and indirect benefits from the making of the Loans under the Credit Agreement; and

         WHEREAS, pursuant to the Security Agreement, as security for the Obligations under the Credit Agreement, the Guarantors pledged all of their interests in the Collateral in favor of the Collateral Agent for the benefit of the Lenders; and

         WHEREAS, as a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, the Lenders have requested that the Guarantors execute and deliver this Guaranty for the benefit of the Guarantied Parties;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Guaranty.

         (a) To induce the Lenders to make the Loans, each Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with the Credit Agreement or any other Loan Document, of all the Obligations ("Guaranteed Obligations"), whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, and whether enforceable or unenforceable as against the Borrower, now or hereafter existing, or due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under the Bankruptcy Code, whether or not such interest is an allowed claim in such proceeding), fees and costs of collection. This Guaranty constitutes a guaranty of payment and not of collection.

         (b) Each Guarantor further agrees that, if any payment made by the Borrower or any other person and applied to the Guaranteed Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Guarantied Party to the Borrower, its estate, trustee, receiver or any other party, including any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any such Guarantor's liability hereunder (and any Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto this Guaranty shall have been cancelled or surrendered (and if any Collateral securing such Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Guarantor in respect of the amount of such payment (or any Collateral securing such obligation).

         Section 2. Limitation of Guaranty. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations for which any Guarantor shall be liable shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Loan Document, as it relates to such Guarantor, subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (including Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law) (collectively, "Fraudulent Transfer Laws"), in each case after giving effect (a) to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany Indebtedness to the Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and (b) to the value as assets of such Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Guarantor pursuant to
(i) applicable requirements of law, (ii) Section 3 of this Guaranty or (iii) any other contractual obligations providing for an equitable allocation among such Guarantor and other Subsidiaries or Affiliates of the Borrower of obligations arising under this Guaranty or other guaranties of the Obligations under the Credit Agreement by such parties.

         Section 3. Contribution. To the extent that any Guarantor shall be required hereunder to pay a portion of the Obligations exceeding the greater of
(a) the amount of the economic benefit actually received by such Guarantor from the Loans and (b) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower) in the same proportion as such Guarantor's net worth at the date enforcement is sought hereunder bears to the aggregate net worth of all the Guarantors at the date enforcement is sought hereunder, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worths of such other Guarantors at the date enforcement hereunder is sought.

         Section 4. Authorization; Other Agreements. The Guarantied Parties are hereby authorized, without notice to or demand upon any Guarantor, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of any Guarantor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

         (a) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guaranteed Obligations, or any part of them, or otherwise modify, amend or change the terms of the Credit Agreement, the Notes or any other agreement, document or instrument (including, without limitation, the other Loan Documents) now or hereafter executed by the Borrower and delivered to the Guarantied Parties or any of them, including, without limitation, any increase or decrease of principal or the rate of interest thereon;

         (b) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Guaranteed Obligations, or any part thereof, or any other instrument or agreement in respect of the Guaranteed Obligations now or hereafter executed by the Borrower and delivered to the Guarantied Parties or any of them;

         (c) accept partial payments on the Guaranteed Obligations;

         (d) receive, take and hold additional security or collateral for the payment of the Guaranteed Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

         (e) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Guaranteed Obligations or any part of them or any other guaranty therefor, in any manner;

         (f) add, release or substitute any one or more other guarantors, makers or endorsers of the Guaranteed Obligations or any part of them and otherwise deal with the Borrower or any other guarantor, maker or endorser;

         (g) apply to the Guaranteed Obligations any and all payments or recoveries from the Borrower, from any other guarantor, maker or endorser of the Guaranteed Obligations or any part of them or from any Guarantor to the Guaranteed Obligations in such order as provided herein whether such Guaranteed Obligations are secured or unsecured or guaranteed or not guaranteed by others;

         (h) apply to the Guaranteed Obligations any and all payments or recoveries from any Guarantor or sums realized from security furnished by such Guarantor upon its indebtedness or obligations to the Guarantied Parties, or any of them, whether or not such indebtedness or obligations relate to the Guaranteed Obligations; and

         (i) refund at any time any payment received by any Guarantied Party in respect of any of the Guaranteed Obligations, and payment to such Guarantied Party of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered (or any release or termination of any Collateral by virtue thereof), and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Guarantor hereunder in respect of the amount so refunded (and any Collateral so released or terminated shall be reinstated with respect to such obligations);

even if any right of reimbursement or subrogation or other right or remedy of any Guarantor is extinguished, affected or impaired by any of the foregoing (including, without limitation, any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Guaranteed Obligations which impairs any subrogation, reimbursement or other right of such Guarantor).

         Section 5. Guaranty Absolute and Unconditional. Each Guarantor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of:

         (a) the invalidity or unenforceability of any of the Borrower's obligations under the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto, or any security for, or other guaranty of the Guaranteed Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any part of them;

         (b) the absence of any attempt to collect the Guaranteed Obligations or any part of them from the Borrower or other action to enforce the same;

         (c) failure by any Guarantied Party to take any steps to perfect and maintain any Lien on, or to preserve any rights to, any Collateral;

         (d) any Guarantied Party's election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

         (e) any borrowing or grant of a Lien by the Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code;

         (f) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of any Guarantied Party's claim (or claims) for repayment of the Guaranteed Obligations ;

         (g) any use of cash collateral under Section 363 of the Bankruptcy
Code;

         (h) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

         (i) the avoidance of any Lien in favor of the Guarantied Parties or any of them for any reason;

         (j) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower, any Guarantor or any of the Borrower's other Subsidiaries, including without limitation, any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any part of them or interest thereon) in or as a result of any such proceeding;

         (k) failure by any Guarantied Party to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;

         (l) any action taken by any Guarantied Party that is authorized hereby;

         (m) any election following the occurrence of an Event of Default by any Guarantied Party to proceed separately against the Collateral in accordance with such Guarantied Party's rights under the UCC or, if the Collateral consists of both personal and real property, to proceed against such personal and real property in accordance with such Guarantied Party's rights with respect to such real property; or

         (n) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Guaranteed Obligations.

         Section 6. Waivers. Each Guarantor hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Guaranteed Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower. In connection with the foregoing, each Guarantor covenants that its obligations hereunder shall not be discharged, except by complete performance.

         Section 7. Reliance. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that no Guarantied Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Guarantied Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Guarantied Party shall be under no obligation
(i) to undertake any investigation not a part of its regular business routine,
(ii) to disclose any information which such Guarantied Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to any Guarantor.

         Section 8. Waiver of Subrogation and Contribution Rights. Until the Guaranteed Obligations have been irrevocably paid in full, the Guarantors shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of them against the Borrower or any right of reimbursement or contribution or similar right against the Borrower by reason of this Agreement or by any payment made by any Guarantor in respect of the Guaranteed Obligations.

         Section 9. Subordination. Each Guarantor hereby agrees that any Indebtedness of the Borrower now or hereafter owing to any Guarantor, whether heretofore, now or hereafter created (the "Guarantor Subordinated Debt"), is hereby subordinated to all of the Guaranteed Obligations, and that the Guarantor Subordinated Debt shall not be paid in whole or in part until the Guaranteed Obligations have been paid in full and this Guaranty is terminated and of no further force or effect. No Guarantor shall accept any payment of or on account of any Guarantor Subordinated Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay to the Collateral Agent any payment of all or any part of the Guarantor Subordinated Debt and any amount so paid to the Collateral Agent shall be applied to payment of the Guaranteed Obligations as provided in the Credit Agreement. Each payment on the Guarantor Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by such Guarantor as trustee for the Guarantied Parties and shall be paid over to the Collateral Agent immediately on account of the Guaranteed Obligations, but without otherwise affecting in any manner such Guarantor's liability hereof. Each Guarantor agrees to file all claims against the Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Guarantor Subordinated Debt, and the Collateral Agent shall be entitled to all of such Guarantor's rights thereunder. If for any reason a Guarantor fails to file such claim at least ten Business Days prior to the last date on which such claim should be filed, such Guarantor hereby irrevocably appoints the Collateral Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in such Guarantor's name to file such claim or, in the Collateral Agent's discretion, to assign such claim to and cause proof of claim to be filed in the name of the Collateral Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Collateral Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Collateral Agent all of such Guarantor's rights to any payments or distributions to which such Guarantor otherwise would be entitled. If the amount so paid is greater than such Guarantor's liability hereunder, the Collateral Agent shall pay the excess amount to the party entitled thereto. In addition, each Guarantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact to exercise all of such Guarantor's voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of the Borrower.

     Section 10. Default; Remedies. The obligations of each Guarantor hereunder are independent of and separate from the Guaranteed Obligations of the Borrower. If any of the Guaranteed Obligations is not paid when due, or upon any Event of Default hereunder or upon any default by the Borrower as provided in the Credit Agreement, the Guarantied Parties may, at their sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Guaranteed Obligations then due, without first proceeding against the Borrower, any other guarantor of the Guaranteed Obligations, or against any Collateral under the Loan Documents or joining the Borrower or any other guarantor in any proceeding against any Guarantor. At any time after maturity of the Guaranteed Obligations, the Guarantied Parties may (unless the Guaranteed Obligations have been irrevocably paid in full), without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment thereof, appropriate and apply toward the payment of the Guaranteed Obligations (i) any indebtedness due or to become due from any Guarantied Party to such Guarantor and (ii) any moneys, credits or other property belonging to such Guarantor at any time held by or coming into the possession of any Guarantied Party or any of its respective Affiliates.

     Section 11. Irrevocability. This Guaranty shall be irrevocable as to any and all of the Guaranteed Obligations until the Guaranteed Obligations then outstanding have been irrevocably repaid in cash, at which time this Guaranty shall automatically be cancelled. Upon such cancellation and at the written request of any Guarantor or its successors or assigns, and at the cost and expense of such Guarantor or its successors or assigns, the Collateral Agent shall execute in a timely manner a satisfaction of this Guaranty and such instruments, documents or agreements as are necessary or desirable to evidence the termination of this Guaranty.

         Section 12. Setoff. Upon the occurrence and during the continuance of an Event of Default, each Guarantied Party and each Affiliate of a Guarantied Party may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment of the Guaranteed Obligation, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations (i) any indebtedness due or to become due from such Guarantied Party or Affiliate to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of such Guarantied Party or Affiliate.

         Section 13. No Marshalling. Each Guarantor consents and agrees that no Guarantied Party or Person acting for or on behalf of any Guarantied Party shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Guaranteed Obligations.

         Section 14. Enforcement; Amendments; Waivers. No delay on the part of any Guarantied Party in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any of the other Loan Documents or otherwise with respect to all or any part of the Guaranteed Obligations, the Collateral or any other guaranty of or security for all or any part of the Guaranteed Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon any Guarantied Party, except as expressly set forth in a writing duly signed and delivered by the party making such modification or waiver. Failure by any Guarantied Party at any time or times hereafter to require strict performance by the Borrower, any Guarantor, any other guarantor of all or any part of the Guaranteed Obligations or any other Person of any of the provisions, warranties, terms and conditions contained in any of the Loan Documents now or at any time or times hereafter executed by such Persons and delivered to any Guarantied Party shall not waive, affect or diminish any right of any Guarantied Party at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of any Guarantied Party, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Borrower or such Guarantor, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the Credit Agreement. No waiver of any Event of Default by any Guarantied Party shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by any Guarantied Party permitted hereunder shall in any way affect or impair any Guarantied Party's rights and remedies or the obligations of any Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrower to a Guarantied Party shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

         Section 15. Additional Guarantors. Each of the Guarantors agrees that, if, pursuant to Section 5.1(k) of the Credit Agreement, a Credit Party shall be required to cause any Non-Guarantor Subsidiary to become a Guarantor hereunder, or if for any reason any Credit Party desires that any Non-Guarantor Subsidiary become a Guarantor hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Guaranty Supplement in substantially the form of Exhibit A attached hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto on the Closing Date.

         Section 16. Successors and Assigns. This Guaranty shall be binding upon each Guarantor and upon the successors and assigns of such Guarantors and shall inure to the benefit of the Guarantied Parties and their respective successors and assigns; all references herein to the Borrower and to the Guarantors shall be deemed to include their respective successors and assigns. The successors and assigns of the Guarantors and the Borrower shall include, without limitation, their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

         Section 17. Governing Law. This Guaranty and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to the principles thereof relating to conflict of laws.

         Section 18. Submission to Jurisdiction; Service of Process.

         (a) Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         (b) Nothing contained in this Section 18 shall affect the right of the Collateral Agent or any other Guarantied Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against a Guarantor in any other jurisdiction.

         Section 19. Waiver of Jury Trial. Each of the Collateral Agent, the other Guarantied Parties and each Guarantor irrevocably waives trial by jury in any action or proceeding with respect to this Guaranty.

         Section 20. Notices. Any notice or other communication herein required or permitted shall be given as provided in Section 10.10 of the Credit Agreement.

         Section 21. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         Section 22. Collateral. Each Guarantor hereby acknowledges and agrees that its obligations under this Guaranty are secured pursuant to the terms and provisions of the Collateral Documents executed by it in favor of the Collateral Agent, for the benefit of the Lenders, and covenants that it shall not grant any Lien with respect to its property in favor, or for the benefit, of any Person other than the Collateral Agent, for the benefit of the Lenders.

         Section 23. Costs and Expenses. Each Guarantor agrees to pay or reimburse the Collateral Agent and each of the other Guarantied Parties upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees (including costs of settlement), incurred by the Collateral Agent and such other Guarantied Parties in enforcing this Guaranty or any security therefor or exercising or enforcing any other right or remedy available in connection herewith or therewith.

         Section 24. Waiver. Each Guarantor hereby irrevocably and unconditionally waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damage in any legal action or proceeding in respect of this Guaranty or any of the other Loan Documents.

         Section 25. Entire Agreement. This Guaranty, taken together with all of the other Loan Documents executed and delivered by the Guarantors, represents the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings, written and oral, relating to the subject matter hereof.

         In witness whereof, this Guaranty has been duly executed by the Guarantors as of the day and year first set forth above.



                                            AMERICAN RADIO SALES, INC.

                                            By: /s/ William J. McEntee, Jr.
                                               ------------------------------
                                               Name:  William J. McEntee, Jr.
                                               Title: Chief Financial Officer
                                                      and Senior Vice President

                                            McGAVERN GUILD, INC.

                                            By: /s/ William J. McEntee, Jr.
                                               ------------------------------
                                               Name:  William J. McEntee, Jr.
                                               Title: Chief Financial Officer
                                                      and Senior Vice President

                                            D&R RADIO, INC

                                            By: /s/ William J. McEntee, Jr.
                                               ------------------------------
                                               Name:  William J. McEntee, Jr.
                                               Title: Chief Financial Officer
                                                      and Senior Vice President

                                            INFINITY RADIO SALES, INC.

                                            By: /s/ William J. McEntee, Jr.
                                               ------------------------------
                                               Name:  William J. McEntee, Jr.
                                               Title: Chief Financial Officer
                                                      and Senior Vice President

                                            ALLIED RADIO PARTNERS, INC.

                                            By: /s/ William J. McEntee, Jr.
                                               ------------------------------
                                               Name:  William J. McEntee, Jr.
                                               Title: Chief Financial Officer
                                                      and Senior Vice President

                                            CABALLERO SPANISH MEDIA, L.L.C.

                                            By: /s/ William J. McEntee, Jr.
                                               ------------------------------
                                               Name:  William J. McEntee, Jr.
                                               Title: Chief Financial Officer
                                                      and Senior Vice President

Acknowledged and agreed to
as of the date first above written:

GUGGENHEIM INVESTMENT MANAGEMENT, LLC,
as Collateral Agent


By:    /s/ Todd Boehly
   -------------------------------
Name:  Todd Boehly
Title: Managing Director

                                TABLE OF CONTENTS

                                                                            Page
Section 1. Guaranty .......................................................     1

Section 2. Limitation of Guaranty .........................................     2

Section 3. Contribution ...................................................     3

Section 4. Authorization; Other Agreements ................................     3

Section 5. Guaranty Absolute and Unconditional ............................     4

Section 6. Waivers ........................................................     5

Section 7. Reliance .......................................................     6

Section 8. Waiver of Subrogation and Contribution Rights ..................     7

Section 9. Subordination ..................................................     7

Section 10. Default; Remedies .............................................     8

Section 11. Irrevocability ................................................     8

Section 12. Setoff ........................................................     8

Section 13. No Marshalling ................................................     8

Section 14. Enforcement; Amendments; Waivers ..............................     8

Section 15. Successors and Assigns ........................................     9

Section 16. Governing Law .................................................     9

Section 17. Submission to Jurisdiction; Service of Process ................     9

Section 18. Waiver of Jury Trial ..........................................     10

Section 19. Notices .......................................................     10

Section 20. Severability ..................................................     10

Section 21. Collateral ....................................................     10

Section 22. Costs and Expenses ............................................     10

Section 23. Waiver ........................................................     10

Section 24. Entire Agreement ..............................................     11

Section 25. Subordination .................................................     11
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